                                                                   Exhibit 10.20

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                                       By

                       MID-WESTERN AIRCRAFT SYSTEMS, INC.,

                  MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.,

                              ONEX WIND FINANCE LP,

                         THE SUBSIDIARIES PARTY HERETO,
                                  as Grantors,

                          CITICORP NORTH AMERICA, INC.,
                               as Collateral Agent

                                   ----------

                            Dated as of June 16, 2005

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                                TABLE OF CONTENTS

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ARTICLE I Definitions....................................................     2
   SECTION 1.01. Uniform Commercial Code Defined Terms...................     2
   SECTION 1.02. Credit Agreement Defined Terms..........................     2
   SECTION 1.03. Definition of Certain Terms Used Herein.................     2
   SECTION 1.04. Rules of Construction...................................     8

ARTICLE II Authority of Collateral Agent.................................     8
   SECTION 2.01  General Authority of the Collateral Agent over the
                 Collateral..............................................     8
   SECTION 2.02. Exercise of Powers......................................     8
   SECTION 2.03. Remedies Not Exclusive..................................     8
   SECTION 2.04. Waiver and Estoppel.....................................     9
   SECTION 2.05. Limitation by Law.......................................     9
   SECTION 2.06. Rights of Secured Parties in Respect of Obligations.....    10

ARTICLE III Security Interest............................................    10
   SECTION 3.01. Security Interest.......................................    10
   SECTION 3.02. No Assumption of Liability..............................    10

ARTICLE IV Representations and Warranties................................    11
   SECTION 4.01. Title and Authority.....................................    11
   SECTION 4.02. Validity of Security Interest and Filings...............    11
   SECTION 4.03. Limitations on and Absence of Other Liens...............    12
   SECTION 4.04. Other Actions...........................................    12
   SECTION 4.05. No Conflicts, Consents, etc.............................    15

ARTICLE V Covenants......................................................    15
   SECTION 5.01. Protection of Security..................................    15
   SECTION 5.02. Further Assurances......................................    15
   SECTION 5.03. Taxes; Encumbrances.....................................    16
   SECTION 5.04. Continuing Obligations of the Grantors..................    16
   SECTION 5.05. Use and Disposition of Collateral.......................    16
   SECTION 5.06. Insurance...............................................    16
   SECTION 5.07. Certain Covenants and Provisions Regarding Patent,
                 Trademark and Copyright Collateral......................    16

ARTICLE VI Remedies......................................................    18


                                       i

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
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   SECTION 6.01. Remedies upon Default...................................    18
   SECTION 6.02. Application of Proceeds.................................    19
   SECTION 6.03. Grant of License to Use Intellectual Property...........    19

ARTICLE VII Collateral Account...........................................    20
   SECTION 7.01. Establishment of Collateral Account.....................    20

ARTICLE VIII Miscellaneous...............................................    21
   SECTION 8.01. Notices.................................................    21
   SECTION 8.02. Survival of Agreement...................................    21
   SECTION 8.03. Binding Effect..........................................    21
   SECTION 8.04. Successors and Assigns..................................    21
   SECTION 8.05. GOVERNING LAW...........................................    21
   SECTION 8.06. Waivers; Amendment; Several Agreement...................    21
   SECTION 8.07. WAIVER OF JURY TRIAL....................................    22
   SECTION 8.08. Severability............................................    22
   SECTION 8.09. Counterparts............................................    22
   SECTION 8.10. Headings................................................    23
   SECTION 8.11. Jurisdiction; Consent to Service of Process.............    23
   SECTION 8.12. Termination.............................................    23
   SECTION 8.13. Additional Grantors.....................................    24
   SECTION 8.14. Financing Statements....................................    24
   SECTION 8.15. Collateral Agent Appointed Attorney-in-Fact.............    25

                                     ANNEXES

Annex I     Form of Supplement
Annex II    Form of Perfection Certificate
Annex III   Form of Securities Account Control Agreement
Annex IV    Form of Deposit Account Control Agreement
Annex V-A   Form of Copyright Security Agreement
Annex V-B   Form of Patent Security Agreement
Annex V-C   Form of Trademark Security Agreement


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

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") dated as of June 16, 2005 among MID-WESTERN AIRCRAFT SYSTEMS, INC., a Delaware corporation ("U.S. Borrower"), ONEX WIND FINANCE LP, a Delaware limited partnership ("Additional Borrower" and, together with the U.S. Borrower, "Borrowers"), MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC., a Delaware corporation ("Parent"), each Subsidiary of the U.S. Borrower and each Additional Borrower Subsidiary listed on the signature pages hereto (collectively, together with each Subsidiary that becomes a party hereto pursuant to Section 8.13 of this Agreement and Parent, the "Guarantors" and, together with Borrowers, the "Grantors") and CITICORP NORTH AMERICA, INC. ("Citicorp"), as Collateral Agent (in such capacity, and together with any successors in such capacity, the "Collateral Agent") for the Secured Parties.

                                    RECITALS

     A. Borrowers, Parent, Citicorp, as Administrative Agent (in such capacity and together with any successors in such capacities, the "Administrative Agent"), the Collateral Agent, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Syndication Agents, Citigroup Global Markets Inc., as Sole Lead Arranger and Bookrunner, (in such capacities, and together with any successors in such capacities, the "Lead Arranger"), The Bank of Nova Scotia and Royal Bank of Canada, as co-arrangers (in such capacity, and together with any successors in such capacity and the Lead Arranger, the "Arrangers") and the lenders party thereto (the "Lenders") have entered into that certain credit agreement, dated as of June 16, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). The term "Credit Agreement" shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any refinancing or replacement of the Credit Agreement (whether under a bank facility, securities offering or otherwise) or one or more successor or replacement facilities whether or not with a different group of agents or lenders.

     B. Parent Guarantor and each Subsidiary Loan Party have, pursuant to the Guarantee Agreement, dated as of the date hereof, among other things, unconditionally guaranteed the obligations of the U.S. Borrower under the Credit Agreement, and Parent Guarantor, the U.S. Borrower, each Subsidiary Loan Party and each Additional Borrower Subsidiary have, pursuant to the Guarantee Agreement, dated as of the date hereof, among other things, unconditionally guaranteed the obligations of the Additional Borrower under the Credit Agreement.

     C. Borrowers and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and are, theretofore, willing to enter into this Agreement.

     D. It is contemplated that, to the extent permitted by the Credit Agreement, one or more of the Grantors may enter with any Qualified Counterparty into one or more Hedging Agreements relating to Loans.

     E. Contemporaneously with the execution and delivery of this Agreement, Borrowers and the Guarantors have executed and delivered to the Collateral Agent a Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge Agreement").

     F. This Agreement is given by each Grantor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations; provided that this Agreement is given by each Additional Borrower Party in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance only of those Obligations of any and all of the Additional Borrower Parties.

     NOW THEREFORE, in consideration of the foregoing and other benefits accruing each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties (and each of their respective successors and assigns), as follows:

                                   ARTICLE I

                                   Definitions

     SECTION 1.01. Uniform Commercial Code Defined Terms. Unless otherwise de-fined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC, including the following which are capitalized herein:

          "Accounts"; "Bank"; "Certificates of Title"; "Chattel Paper"; "Commercial Tort Claim"; "Commodity Account"; "Commodity Contract"; "Commodity Customer"; "Commodity Intermediary"; "Deposit Accounts"; "Documents"; "Electronic Chattel Paper"; "Entitlement Holder"; "Entitlement Order"; "Equipment"; "Financial Asset"; "Fixtures"; "Goods"; "Instruments" (as defined in Article 9 rather than Article 3); "Inventory"; "Investment Property"; "Letter-of-Credit Rights"; "Letters of Credit"; "Securities"; "Securities Account"; "Securities Intermediary"; "Security Entitlement"; "Supporting Obligations"; and "Tangible Chattel Paper".

     SECTION 1.02. Credit Agreement Defined Terms. Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

     SECTION 1.03. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

     "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales.


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

     "Additional Borrower" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Books and Records" shall mean all instruments, files, records, ledger sheets and documents evidencing, covering or relating to any of the Collateral.

     "Borrowers" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Charges" shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords', carriers', mechanics', maritime, workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law) against, all or any portion of the Collateral.

     "Collateral" shall mean with respect to each of the Grantors all of the following, in each case, whether now owned or hereafter acquired:

          (a) Accounts Receivable;

          (b) Books and Records;

          (c) cash and Deposit Accounts;

          (d) Chattel Paper;

          (e) Collateral Account and Collateral Account Funds;

          (f) Commercial Tort Claims described on Schedule 13 to the Perfection Certificate;

          (g) Documents;

          (h) Equipment;

          (i) Fixtures;

          (j) General Intangibles;

          (k) Goods;

          (l) Instruments;

          (m) Inventory;

          (n) Investment Property;

          (o) Letter-of-Credit Rights;


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

          (p) Letters of Credit;

          (q) Supporting Obligations;

          (r) Intellectual Property;

          (s) Motor Vehicles;

          (t) to the extent not covered by clauses (a) through (s) of this definition, all other personal property, whether tangible or intangible; and

          (u) Proceeds of any and all of the foregoing;

provided that, notwithstanding the foregoing, "Collateral" shall not include any
(i) Securities Collateral (as defined in the Pledge Agreement) or other collateral for the Obligations pledged under the Pledge Agreement or (ii) Excluded Property.

     "Collateral Account" shall mean that collateral account established pursuant to Article VII of this Agreement.

     "Collateral Account Funds" shall mean, collectively, the following from time to time on deposit in the Collateral Account: all funds, investments (including, without limitation, all Permitted Investments) and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Collateral.

     "Collateral Agent" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Collateral Estate" shall have the meaning assigned to such term in Section 2.01.

     "Commodity Account Control Agreement" shall mean a commodity account control agreement in a form that is reasonably satisfactory to the Administrative Agent.

     "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106(d) of the UCC, and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106(b) of the UCC.

     "Control Agreement" shall mean, collectively, the Deposit Account Control Agreement, the Securities Account Control Agreement and the Commodity Account Control Agreement.

     "Copyright License" shall mean each written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor


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

or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "Copyrights" shall mean, collectively, with respect to each Grantor, all copyrights (whether statutory or common law, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Grantor in the United States, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, including, without limitation, the copyrights, registrations and applications listed in Schedule 12(b) of the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof and (iv) rights to sue for past, present or future infringements thereof.

     "Credit Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement.

     "Deposit Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Annex IV or such other form that is reasonably satisfactory to the Collateral Agent.

     "Excluded Equity" shall mean any Voting Stock in excess of 65% of the total outstanding Voting Stock of any Foreign Subsidiary held by any Grantor.

     "Excluded Property" shall mean, collectively, (i) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person as a condition to the creation by such Grantor of a security interest or Lien thereon or that would be breached or give the other party the right to terminate it as a result thereof, or any permit, lease, license contract or other agreement held by any Grantor to the extent that any Requirement of Law, applicable thereto prohibits the creation of a security interest or Lien thereon or that would be breached or give the other party the right to terminate it as a result thereof, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC (including Sections 9-406(a), 9-407(a), 9-408(a) and 9-409 of the UCC) or any other applicable Requirement of Law, (ii) Equipment owned by any Grantor that is subject to a purchase money Lien or a capital lease which is permitted by the Credit Agreement if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person as a condition to the creation of any other Lien on such Equipment or that would be breached or give the other party the right to terminate it as a result thereof and (iii) Excluded Equity; provided, however, "Excluded Property" shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

     "General Intangibles" shall mean, collectively, all "general intangibles," as such term is defined in the UCC, and in any event shall include, without limitation, all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises and tax refund claims. For avoidance of doubt, General Intangibles shall include all rights of Grantors (including, without limitation, any voting rights) under the IRB Agreements and the Acquisition Documents.

     "Grantors" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Guarantors" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Intellectual Property" shall mean all Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, now owned in the United States by a Grantor, or hereafter acquired by any Grantor.

     "Lenders" shall have the meaning assigned to such term in the Recitals of this Agreement.

     "License" shall mean any domestic Patent License, Trademark License or Copyright License including, without limitation, those listed on Schedules 12(a) and 12(b) of the Perfection Certificate.

     "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

     "Patents" shall mean all of the following now owned or hereafter acquired in the United States by a Grantor: (a) all letters patent, all registrations and recordings thereof, and all applications for letters patent, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule 12(a) of the Perfection Certificate, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     "Pledge Agreement" shall have the meaning assigned to such term in the Recitals of this Agreement.


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

     "Pledged Securities" shall have the meaning assigned to such term in the Pledge Agreement.

     "Proceeds" shall mean, collectively, all "proceeds," as such term is defined in the UCC, and in any event shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include
(a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Securities Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Annex III or such other form that is reasonably satisfactory to the Collateral Agent.

     "Security Interest" shall have the meaning assigned to such term in Section 3.01(a).

     "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

     "Trademarks" shall mean all of the following now owned or hereafter acquired in the United States by a Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any State of the United States, and all extensions or renewals thereof, including those listed on Schedule 12(a) of the Perfection Certificate, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the Secured Parties' security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

     "U.S. Borrower" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5) where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

                                   ARTICLE II

                          Authority of Collateral Agent

     SECTION 2.01. General Authority of the Collateral Agent over the Collateral. The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent hereunder and thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the conditions set forth in this Agreement; and the Collateral Agent further agrees that it will hold such Collateral Estate for the benefit of the Secured Parties, for the enforcement of the payment of all Obligations (subject to the limitations and priorities set forth herein and in the respective Security Documents) and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents.

     SECTION 2.02. Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any Security Document may be exercised by the Collateral Agent from time to time as herein and therein provided.

     SECTION 2.03. Remedies Not Exclusive. No remedy conferred upon or reserved to the Collateral Agent herein or in the Security Documents is intended to be exclusive of any other


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

remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

     No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

     If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Grantors, the Collateral Agent and the other Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

     SECTION 2.04. Waiver and Estoppel. Subject to the terms of the Security Documents, each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in this Agreement or any Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this
Section 2.04 shall be construed as a waiver of any rights of the Grantors under any applicable federal bankruptcy law or state insolvency law.

     Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and licensors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

     Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Security Document) in connection with this Agreement and the Security Documents and any action taken by the Collateral Agent with respect to the Collateral.

     SECTION 2.05. Limitation by Law. All rights, remedies and powers provided in this Agreement or any Security Document may be exercised only to the extent that the exercise


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

thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     SECTION 2.06. Rights of Secured Parties in Respect of Obligations. Notwithstanding any other provision of this Agreement or any Security Document, the right of each Secured Party to receive payment of the Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise), as expressed in the instruments evidencing or agreements governing such Obligations or to institute suit for the enforcement of such payment on or after such due date, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the instruments evidencing or agreements governing such Obligations.

                                  ARTICLE III

                                Security Interest

     SECTION 3.01. Security Interest. (a) As security for the payment and performance, as the case may be, in full of the Obligations, each Grantor hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral of such Grantor; provided that such collateral assignment, mortgage, pledge and hypothecation by each Additional Borrower Party and such grant of a security interest in the Collateral by each Additional Borrower Party shall only secure the payment and performance, as the case may be, in full of the Obligations of the Additional Borrower Parties. The Liens granted in this clause (a) to secure the Obligations are referred to herein as the "Security Interest".

     (b) Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office, United States Copyright Office or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

     SECTION 3.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE IV

                         Representations and Warranties

     The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

     SECTION 4.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant the Security Interest here-under and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

     SECTION 4.02. Validity of Security Interest and Filings.

     (a) The Security Interest constitutes a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations (or, in the case of the Security Interest granted by the Additional Borrower Parties, securing the payment and performance of only the Obligations of the Additional Borrower Parties). As of the date hereof, all information set forth herein and in the Perfection Certificate, including the Schedules annexed hereto and thereto is correct and complete in all material respects. Fully completed UCC financing statements (including fixture filings as applicable) containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate. Upon (i) the filing of such UCC financing statements with the appropriate filing offices of each jurisdiction specified in
Schedule 7 to the Perfection Certificate and (ii) the taking of possession or control by the Collateral Agent of the Collateral to the extent possession or control by the Collateral Agent is required by this Agreement, the Collateral Agent for the benefit of the applicable Secured Parties will have a perfected security interest in respect of all Collateral, to the extent such security interest can be perfected under the UCC by such filings, taking possession or control. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

     (b) With respect to all Collateral consisting of United States registered Patents, United States registered Trademarks and United States registered Copyrights registered in the name of any Grantor as of the date hereof, fully executed security agreements in the form of Annex V-A, V-B and V-C hereto containing a description of all Collateral consisting of Intellectual Property with respect to United States registered Copyrights, United States registered Patents, and United States registered Trademarks (and Trademarks for which United States registration applications are pending), respectively, have been delivered to the Collateral Agent for registration with the United States Patent and Trademark Office and for recordation with the United States Copyright Office pursuant to 35 U.S.C. Section 261 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable. Upon the recordation of such security agreements with the United States Patent and Trademark Office and United States Copyright Office, as applicable, and the filing of proper UCC financing statements with the appropriate filing offices of each jurisdiction specified in Schedule 7 to the Perfection Certificate, the Collateral Agent for the benefit of the Secured Parties will have a perfected security interest in respect of all Collateral consisting of Patents, Trademarks and Copyrights registered in the name of any Grantor as of the date hereof.

     SECTION 4.03. Limitations on and Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. The Grantors have not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office and the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens and Liens which are no longer in effect.

     SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Collateral:

          (a) Instruments and Tangible Chattel Paper. As of the date hereof, each Instrument and each item of Tangible Chattel Paper specified in
     Schedule 11 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, and, if necessary, accompanied by instruments of transfer or assignment duly executed in blank. If any amount individually in excess of $250,000 or in the aggregate in excess of $1,000,000 payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Grantor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify; provided, however, that so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall return such Instrument or Tangible Chattel Paper to such Grantor from time to time, to the extent necessary for collection in the ordinary course of such Grantor's business; provided, further, that the Collateral Agent shall return such Instrument or Tangible Chattel Paper to such Grantor if all amounts due pursuant such Instrument or Tangible Chattel Paper have been paid in full.

          (b) Deposit Accounts and Investment Property. (i) Each Grantor hereby represents and warrants that as of the date hereof (1) it does not maintain any Deposit Accounts other than the Collateral Account established and maintained pursuant to this Agreement and the accounts listed in Schedule 14 of the Perfection Certificate, (2) it does not maintain any Securities Accounts or Commodity Accounts other than those listed in Schedule 14 of the Perfection Certificate and (3) it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Securities Collateral or other collateral under the Pledge Agreement, those maintained in Securities Accounts or Commodity Accounts listed in Schedule 14 of the Perfection Certificate and Excluded Equity.

               (ii) In the event the Grantors have cash, Investment Property or other funds maintained in any Deposit Accounts (except for (A) Deposit Accounts used solely to make payroll payments and (B) Deposit Accounts having an average daily balance of less than $2,500,000 in the aggregate together with all such other Deposit Accounts under this clause (B) that are not subject to the Collateral Agent's Control) and/or Securities Accounts, Borrower shall promptly notify the Collateral Agent and the Grantors shall promptly enter into Control Agreements in favor of the Collateral Agent with the banks, Securities Intermediaries or Commodity Intermediaries with which such Deposit Accounts and Securities Accounts are maintained granting to the Collateral Agent Control over such accounts. The Collateral Agent agrees with each Grantor that, in the case of a Deposit Account subject to the Collateral Agent's Control, the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account or, in the case of a Securities Account or Commodity Account subject to the Collateral Agent's Control, the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless, in each case, an Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur.

               (iii) If any Grantor shall at any time hold or acquire any certificated securities constituting Investment Property that are not Pledged Securities under the Pledge Agreement, such Grantor shall immediately endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent; provided, that in no event shall Grantor be required to pledge any Excluded Equity. If any securities now or hereafter acquired by any Grantor constituting Investment Property that are not Pledged Securities under the Pledge Agreement are uncertificated and are not held in accounts required to be subject to a control agreement pursuant to clause (ii) of this
     Section 4.04(b), such Grantor shall promptly notify the Collateral Agent thereof and shall use commercially reasonable efforts to cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor pursuant to an issuer's acknowledgement in form and substance reasonably acceptable to the Collateral Agent.

               (iv) As between the Collateral Agent and the Grantors, the Grantors shall bear the investment risk with respect to the Investment Property, and the risk of loss of, damage to or the destruction of the Investment Property, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Grantor or any other Person; provided, however, that nothing contained in this Section 4.04(b) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Grantors or any other Person under any Control Agreement or under applicable law.

               (v) Each Grantor shall promptly pay all Charges and fees with respect to the Investment Property pledged by it under this Agreement, except that no such Charge or fee need be paid if such Grantor is permitted under the Credit Agreement to not pay such Charge or fee or if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein. After the occurrence and during the continuance of an Event of Default, in the event any Grantor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Agent may do so for the account of such Grantor and the Grantors shall promptly reimburse and indemnify the Collateral Agent from all costs and expenses incurred by the Collateral Agent under this Section 4.04(b)(v).

          (c) Electronic Chattel Paper and Transferable Records. If any amount individually in excess of $250,000 or in the aggregate in excess of $1,000,000 payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of
     Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

          (d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Grantor in an amount individually in excess of $250,000 or in the aggregate in excess of $1,000,000, such Grantor shall promptly notify the Collateral Agent and such Grantor shall use commercially reasonable efforts to (unless the Collateral Agent requests otherwise) pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit.

          (e) Commercial Tort Claims. As of the date hereof each Grantor hereby represents and warrants that as of the date hereof it holds no Commercial Tort Claims other than those listed on Schedule 13 to the Perfection Certificate. If any Grantor shall at any time hold or acquire a Commercial Tort Claim having a value individually in excess of $250,000 or in the aggregate in excess of $1,000,000 such Grantor shall promptly notify the Collateral Agent thereof and grant to the Collateral Agent in writing signed by such Grantor a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

          (f) Motor Vehicles. Upon the request of the Collateral Agent during the existence of an Event of Default, each Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by Certificates of Title or ownership) owned by it with the Collateral Agent listed as a lienholder therein. Such requirement shall apply to the Grantors if any such motor vehicle (or any such other Equipment) has a fair market value over $50,000.

     SECTION 4.05. No Conflicts, Consents, etc. In the event that an Event of Default has occurred and is continuing and the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Collateral Agent, such Grantor agrees to use commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

                                    ARTICLE V

                                    Covenants

     SECTION 5.01. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to protect the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien other than Permitted Liens.

     SECTION 5.02. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

     SECTION 5.03. Taxes; Encumbrances. During the continuance of an Event of Default at its option, the Collateral Agent may (i) discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral except to the extent the same constitute Permitted Liens, and (ii) pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by this Agreement and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 5.03 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

     SECTION 5.04. Continuing Obligations of the Grantors. Each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for the observance and performance (to the extent such performance by the Collateral Agent or the Secured Parties, as applicable, is permitted hereunder) by the Collateral Agent or any Secured Party of all conditions and obligations to be observed and performed by each Grantor under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, except to the extent resulting from the gross negligence or willful misconduct of the Collateral Agent or the Secured Parties.

     SECTION 5.05. Use and Disposition of Collateral. None of the Grantors shall grant any Lien in respect of the Collateral other than Liens securing the Obligations and Permitted Liens.

     SECTION 5.06. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance required under Section 5.04 of the Credit Agreement.

     SECTION 5.07. Certain Covenants and Provisions Regarding Patent, Trademark and Copyright Collateral.

     (a) Each Grantor agrees that it will not do any act, or knowingly omit to do any act, whereby any Patent that is in such Grantor's reasonable judgment material to the conduct of the Loan Parties' business, taken as a whole, may become invalidated or dedicated to the public.

     (b) Each Grantor will, for each Trademark that is in such Grantor's reasonable judgment material to the conduct of the Loan Parties' business, taken as a whole, use its commercially reasonable efforts to (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for nonuse, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

     (c) Each Grantor will, for each work covered by a Copyright that is in such Grantor's reasonable judgment material to the conduct of the Loan Parties' business, taken as a whole, publish, reproduce, display, adopt and distribute such work with such appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

     (d) Each Grantor shall notify the Collateral Agent as soon as practicable if it knows or has reason to know that any Patent, Trademark or Copyright that is in such Grantor's reasonable judgment material to the conduct of the business of the Loan Parties, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse determination or development including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office regarding such Grantor's ownership of any Patent, Trademark or Copyright material to the conduct of its business, or its right to register the same, or to keep and maintain the same.

     (e) In the event that any Grantor, either itself or through any agent, employee, licensee or designee, files an application for or, following the Effective Date, becomes the registered owner of, any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, such Grantor shall with the delivery of its quarterly financial statements notify the Collateral Agent thereof, and shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright or application therefor, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings solely for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until this Agreement is terminated.

     (f) Each Grantor will take all necessary steps that are consistent with its reasonable business judgment in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks or Copyrights that in such Grantor's reasonable judgment is material to the conduct of the business of the Loan Parties, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

     (g) To each Grantor's knowledge, on and as of the date hereof, such Grantor is not infringing upon any Patent, Trademark or Copyright of any other Person other than such infringement that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect and no proceedings have been instituted or are pending against such Grantor or, to such Grantor's knowledge, threatened, and no claim against such Grantor has been received by such Grantor, alleging any such violation.

     (h) Upon and during the continuance of an Event of Default, each Grantor shall upon the written request of the Collateral Agent use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

     Notwithstanding anything herein to the contrary, any Grantor may, for commercially reasonable cause, abandon, fail to maintain or allow to become lost or dedicated to the public any Patent, Trademark or Copyright if doing so would not violate Section 5.03 of the Credit Agreement.

                                   ARTICLE VI

                                    Remedies

     SECTION 6.01. Remedies upon Default. After the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent (or, to the extent delivery of such Collateral would be commercially impracticable, make such Collateral available), and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of applicable law or any then existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give a Grantor ten (10) Business Days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC) of the Collateral Agent's intention to make any sale or other disposition of such Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Col-lateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the UCC.

     SECTION 6.02. Application of Proceeds. The proceeds of any sale of Collateral pursuant to Section 6.01, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as provided in Section 7.06 of the Credit Agreement.

     SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent a nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors during the existence of an Event of Default) to use, license or sublicense any of the Collateral, except to the extent that such license may not be granted as a result of an exclusive license arrangement, consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, after the occurrence and during the continuation of an Event of Default; provided that any license or sublicense entered into by the Collateral Agent with a Person other than an Agent, Lender or Arranger under the Loan Documents in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VII

                               Collateral Account

     SECTION 7.01. Establishment of Collateral Account. The Collateral Agent is hereby authorized to establish and maintain in the name of such Collateral Agent and pursuant to a Control Agreement, a restricted deposit account designated "Mid-Western Aircraft Systems, Inc. Collateral Account". Each Grantor shall deposit into the Collateral Account from time to time all amounts required to be deposited in the Collateral Account by the Credit Agreement and any amounts specifically required to be deposited therein by any other Loan Documents.

     The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Obligations until applied as hereinafter provided. At any time following the occurrence and during the continuance of an Event of Default, the Collateral Agent may in its discretion apply or cause to be applied the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Obligations in the manner specified in the Credit Agreement.

     The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Each deposit in the Collateral Account shall be held during the existence of an Event of Default by the Collateral Agent as collateral for the payment and performance of the obligations of Grantors under the Loan Documents. If any Grantor is required hereunder to deposit an amount of cash collateral into the Collateral Account as a result of the occurrence of an Event of Default, such amount together with interest income (if any) (to the extent not applied as provided herein or in any other Loan Document) shall be returned to such Grantor within three Business Days after all Defaults or Events of Default have been cured or waived.

     Other than any interest earned on the investment of such deposits, which investments shall be made at Grantors' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account.

                                  ARTICLE VIII

                                  Miscellaneous

     SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to Borrowers.

     SECTION 8.02. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the Lenders' issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

     SECTION 8.03. Binding Effect. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assignor transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly permitted by any of the other Loan Documents.

     SECTION 8.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 8.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8.06. Waivers; Amendment; Several Agreement. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into among Borrowers, the Collateral Agent and the Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consents required in accordance with Section 10.08 of the Credit Agreement.

     (c) This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     SECTION 8.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.07.

     SECTION 8.08. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed among the parties that this Agreement shall create separate security interests in the Collateral securing the Obligations (or in the case of the Additional Borrower Parties, the Obligations of the Additional Borrower Parties) as provided in Section 3.01, and that any determination by any court with jurisdiction that the security interest securing any Obligation or class of Obligations is invalid for any reason shall not in and of itself invalidate the security interest securing any other Obligations hereunder.

     SECTION 8.09. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 8.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 8.10. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 8.11. Jurisdiction; Consent to Service of Process.

     (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

     (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for in Section 10.15 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 8.12. Termination.

     (a) This Agreement and the Security Interest (i) shall terminate when all the Obligations (other than contingent indemnification obligations that are not then due and payable) have been paid in full, the Lenders have no further commitment to lend under the Credit Agreement or to issue or participate in Letters of Credit and the LC Exposure has been reduced to zero or collateralized (at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and other documents which the Grantors shall reasonably request to evidence such termination and shall return to the Grantors any Collateral held by the Collateral Agent) and
(ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon any bankruptcy or reorganization of any Grantor or otherwise. Any execution and delivery of termination statements or documents pursuant to this Section 8.12(a) shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Loan Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Loan Party shall be automatically released in the event that the Equity Interests of such Subsidiary Loan Party shall be sold, transferred or otherwise disposed of such that such Person is no longer a Subsidiary in accordance with the terms of each Loan Document. The Additional Borrower Parties shall automatically be released from their obligations hereunder and the Security Interest in the Collateral of the Additional Borrower Parties shall be automatically released in the event the Additional Borrower assigns its obligations under the Credit Agreement to the U.S. Borrower in accordance with Section 10.19 of the Credit Agreement.

     (b) Upon any sale or other transfer or disposition by any Grantor of any Collateral (other than to another Grantor) that is permitted under each Loan Document or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released. In connection with such release, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all UCC termination statements and other documents that such Grantor shall reasonably request to evidence such termination or release and shall return to such Grantor any Collateral owned by such Grantor that is in the Collateral Agent's possession. Any execution and delivery of UCC termination statements and similar documents pursuant to this Section 8.12(b) shall be without recourse to or warranty by the Collateral Agent.

     SECTION 8.13. Additional Grantors. To the extent any Domestic Subsidiary shall be required to become a Grantor pursuant to the Credit Agreement, upon execution and delivery by the Collateral Agent and such Domestic Subsidiary of an instrument in the form of Annex I hereto, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. Each such Domestic Subsidiary shall at such time deliver to the Collateral Agent a completed Perfection Certificate. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     SECTION 8.14. Financing Statements. Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as "all assets now owned or hereafter acquired by the Grantor or in which Grantor otherwise has rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request. Copies of such financing statements, as filed, should be sent promptly to Borrowers at their address for notices pursuant to Section 8.01.

     SECTION 8.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable until this Agreement is terminated and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for gross negligence or willful misconduct.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 MID-WESTERN AIRCRAFT SYSTEMS, INC.


                                 By: /s/ Nigel Wright
                                     -------------------------------------------
                                 Name: Nigel Wright
                                 Title: Chief Financial Officer,
                                        Vice President, Secretary and Treasurer


                                 MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.


                                 By:: /s/ Nigel Wright
                                      ------------------------------------------
                                 Name: Nigel Wright
                                 Title: Chief Financial Officer, Vice President,
                                        Secretary and Treasurer


                                 ONEX WIND FINANCE LP

                                 By: its general partner, 1648701 Ontario Inc.


                                 By: /s/ Nigel Wright
                                     -------------------------------------------
                                 Name: Nigel Wright
                                 Title: Representative


                                 ONEX WIND FINANCE LLC


                                 By: /s/ Nigel Wright
                                     -------------------------------------------
                                 Name: Nigel Wright
                                 Title: Director


                                 3101447 NOVA SCOTIA COMPANY


                                 By: /s/ Nigel Wright
                                     -------------------------------------------
                                 Name: Nigel Wright
                                 Title: President and Chief Financial Officer


                                 By: /s/ Seth Mersky
                                     -------------------------------------------
                                 Name: Seth Mersky
                                 Title: Vice President

                              [Security Agreement]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        MID-WESTERN AIRCRAFT SYSTEMS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MID-WESTERN AIRCRAFT SYSTEMS
                                        HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ONEX WIND FINANCE LP

                                        By: its general partner,
                                            1648701 Ontario Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Representative


                                        ONEX WIND FINANCE LLC


                                        By: /s/ Donald West
                                            ------------------------------------
                                        Name: Donald F. West
                                        Title: Director


                                        3101447 NOVA SCOTIA COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                              [Security Agreement]

                                        CITICORP NORTH AMERICA, INC.,
                                           as Collateral Agent


                                        By: /s/ David Wirdnam
                                            ------------------------------------
                                        Name: David J. Wirdnam
                                        Title: Vice President